Consolidated Statements of Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Revenue
Total revenues	$ 0	$ 7,585,000
Operating costs and expenses:
Cost of research and development revenue	0	(156,119)
Research and development	(2,883,952)	(4,060,000)
General and administrative	(4,392,375)	(6,937,643)
Loss from operations	(7,276,327)	(3,568,762)
Other income (expense):
Other expense	(24,640)	(24,552)
Interest income (expense)	509	(1,818)
Total other expense	(24,131)	(26,370)
Net loss	$ (7,300,458)	$ (3,595,132)
Basic and diluted loss per share	$ (.80)	$ (0.41)
Weighted-average shares of common stock outstanding, basic and diluted	9,070,883	8,665,763
Licenses [Member]
Revenue
Total revenues	$ 0	$ 7,500,000
Collaboration Services [Member]
Revenue
Total revenues	$ 0	$ 85,000